UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

VELODYNE LIDAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5521 Hellyer Avenue San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

(669) 275-2251

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VLDR	The Nasdaq Stock Market LLC
Warrants, each exercisable for three-quarters of one share of common stock	VLDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2023, Michael Dee delivered notice (a copy of which is attached hereto as Exhibit 17.1) to the board of directors (the “Board”) of Velodyne Lidar, Inc. (the “Company”) of his resignation as a member of the Board, effective immediately. Mr. Dee had resigned as the Chairman and from all committees in July 2022.

This Amendment No. 1 on Form 8-K/A (this “Amended 8-K”) is being filed as an amendment to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 24, 2023 (the “Original 8-K”). The purpose of this Amended 8-K is to add as exhibits (a) a letter from Mr. Dee to the Board delivered on January 23, 2023 but dated January 23, 2022 (a copy of which is attached hereto as Exhibit 17.2) (the “Dee Letter”) and (b) a letter in response thereto from the Chairperson of the Board to Mr. Dee dated January 26, 2023 (a copy of which is attached hereto as Exhibit 17.3). The Company hereby advises that it does not agree with the substance of the Dee Letter. Other than to the extent amended hereby, the disclosure contained in the Original 8-K remains unchanged.

Mr. Dee has previously criticized the Board and management and voiced his concerns about his considerable differences of opinion with certain Board members and management, including the concerns raised in the Dee Letter.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Dee a copy of the disclosures it is making in this Item 5.02 report no later than the day of filing this Current Report on Form 8-K with the Securities and Exchange Commission.

Item 8.01	Other Events

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

As previously disclosed, on November 4, 2022, the Company entered into an Agreement and Plan of Merger with Ouster, Inc. (“Ouster”), Oban Merger Sub, Inc. and Oban Merger Sub II LLC (as it may be amended from time to time, the “Merger Agreement”) in connection with the proposed combination (the “Transaction”) of the Company and Ouster. The information in this Current Report on Form 8-K is being filed to update and supplement the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 8, 2022 (as amended and supplemented from time to time, the “Proxy Statement”), relating to the Company’s special meeting of stockholders to be held on February 3, 2023 in connection with the Transaction. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto and the cautionary notes regarding the risks and limitations associated with relying on prospective financial information.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of the management of Ouster, Inc. (“Ouster”) and Velodyne Lidar, Inc. (“Velodyne”) that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the cash position of the combined company; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Ouster’s and Velodyne’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ouster’s and Velodyne’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the potential failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining stockholder and regulatory approvals; (iii) the proposed transaction may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed transaction on the ability of Ouster or Velodyne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Ouster or Velodyne does business, or on Ouster’s or Velodyne’s operating results and business generally; (v) Ouster’s or Velodyne’s respective businesses may suffer as a result of uncertainty surrounding the proposed transaction and disruption of management’s attention due to the proposed transaction; (vi) the outcome of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon; (vii) Ouster or Velodyne may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the proposed transaction; (ix) restrictions during the pendency of the proposed transaction that may impact Ouster’s or Velodyne’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that Ouster or Velodyne may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xi) risks that the anticipated benefits of the proposed transaction or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Ouster shares to be issued in the proposed transaction; (xiv) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the proposed transaction, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of Ouster’s and Velodyne’s traded securities; (xvi) the impact of the COVID-19 pandemic on Ouster’s and Velodyne’s business and general economic conditions; (xvii) the market for and adoption of lidar and related technology and the combined company’s ability to compete in a market that is rapidly evolving and subject to technological developments; (xviii) the impact of cost increases and supply chain shortages in the components needed for the production of lidar products and related technology; and (xix) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ouster’s and Velodyne’s response to any of the aforementioned factors. Additional factors that may affect the future results of Ouster and Velodyne are set forth in their respective filings with the United States Securities and Exchange Commission (the “SEC”), including each of Ouster’s and Velodyne’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 in Part I, Item 1A, “Risk Factors,” as updated by Ouster’s most recent Quarterly Report on Form 10-Q in Part II, Item 1A, “Risk Factors” and Velodyne’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in Part II, Item 1A, “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Ouster and Velodyne and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this document. While Ouster and Velodyne may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

Additional Information

In connection with the proposed transaction, Ouster and Velodyne have filed with the SEC, and the SEC has declared effective on December 8, 2022, a registration statement on Form S-4 (File No. 333-268556), as amended and supplemented, that includes a joint proxy statement of Ouster and Velodyne and also constitutes a prospectus with respect to shares of Ouster’s common stock to be issued in the proposed transaction (as amended and supplemented from time to time, the “Joint Proxy Statement/Prospectus”). Velodyne and Ouster commenced mailing of the Joint Proxy Statement/Prospectus to their respective stockholders on December 9, 2022 and December 14, 2022, respectively. This Current Report on Form 8-K is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Ouster or Velodyne may file with the SEC. INVESTORS AND OUSTER’S AND VELODYNE’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF OUSTER AND VELODYNE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents containing important information about Ouster and Velodyne that are filed or will be filed with the SEC by Ouster and Velodyne from the SEC’s website at www.sec.gov. Ouster and Velodyne make available free of charge at www.ouster.com and www.velodynelidar.com, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Ouster, Velodyne and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Ouster and Velodyne in connection with the proposed transaction. Securityholders may obtain information regarding the names, affiliations and interests of Ouster’s directors and executive officers in Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 28, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 27, 2022. Securityholders may obtain information regarding the names, affiliations and interests of Velodyne’s directors and executive officers in Velodyne’s definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 29, 2022. Additional information regarding the interests of such individuals in the proposed transaction is included in the Joint Proxy Statement/Prospectus filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov, Ouster’s website at www.ouster.com and Velodyne’s website at www.velodynelidar.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

17.1*	Resignation Letter from Michael Dee to the Board of Directors, dated January 23, 2023

17.2	Letter from Michael Dee to the Board of Directors, dated January 23, 2022

17.3	Letter from Virginia Boulet, Chairperson of the Board, to Michael Dee, dated January 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELODYNE LIDAR, INC.

DATE: January 27, 2023	By:	/s/ Daniel Horwood
Daniel Horwood
General Counsel and Corporate Secretary